UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2005

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 12, 2005, SIRVA, Inc. (“SIRVA”) entered into an employment agreement with Robert Rosing, its President–Global Relocation Operations.

The employment agreement provides that SIRVA will pay to Mr. Rosing severance pay in an amount equal to twelve months of his then current base salary (less the amount, if any, payable to Mr. Rosing under the terms of any other severance plan, policy, or program), if SIRVA terminates Mr. Rosing’s employment without cause, as defined in the employment agreement, and Mr. Rosing signs a general release of claims in a form satisfactory to SIRVA.

No severance benefits will be payable under the employment agreement with Mr. Rosing if his employment terminates in connection with a sale, merger or other corporate transaction and, due to Mr. Rosing’s receipt of an offer of comparable employment in connection with the transaction, he is not eligible for severance under any severance plan, policy or program.

To be eligible for the severance benefits set forth in his employment agreement, Mr. Rosing was required to execute SIRVA’s standard Confidentiality, Proprietary Rights & Non-Solicitation Agreement and must comply with the terms of such agreement.

A copy of the employment agreement with Mr. Rosing is included herein as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 6, 2005, James J. Bresingham, SIRVA’s current Vice President of Business Development, was named to the newly created position of Executive Vice President–Chief Accounting Officer, effective January 1, 2006.  Until such time, Dennis M. Thompson, SIRVA’s current Vice President, Corporate Controller, will continue to serve as SIRVA’s chief accounting officer.

In addition, Ronald L. Milewski, SIRVA’s current acting Chief Financial Officer, was named to the newly-created position of Executive Vice President–Restructuring and Chief Risk Officer, effective at such time as a new chief financial officer joins SIRVA.  Until such time, Mr. Milewski will continue to serve as SIRVA’s acting Chief Financial Officer.

A copy of SIRVA’s press release, dated October 6, 2005, which announced these and other matters, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)           Exhibits

10.1	Employment Agreement dated as of October 12, 2005 between SIRVA, Inc. and Robert Rosing.
99.1	Press release, dated October 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: October 12, 2005

	By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit	Description

10.1	Employment Agreement dated as of October 12, 2005 between SIRVA, Inc. and Robert Rosing.
99.1	Press release, dated October 6, 2005.